UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2006


                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)

                Delaware                                0-16375                             94-3018487
                --------                                -------                             ----------
    (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification
     incorporation or organization)                                                            No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
              (Address and telephone number of principal executive
                              offices) (Zip Code)

                                 (916) 858-5100
                   (Registrant's telephone number, including
                                   area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

         Item 2. Results of Operations and Financial Condition.

On September 7, 2006, ThermoGenesis Corp. issued a press release announcing its results of operations and financial condition for the year ended June 30, 2006. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

     In its press release the Company included certain historical non-GAAP financial measures, as defined in Regulation G promulgaged by the Securities and Exchange Commission, with respect to the three months ended and year ended June 30, 2006. Reconciliations for those historical non-GAAP financial measures are included with the press release, a copy of which is attached as Exhibit 99.1. The Company believes that the presentation of the historical non-GAAP financial measures provides useful supplementary data to facilitate additional analysis by investors, including year to year comparisons prior to adoption of SFAS 123R. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


Exhibit No.                   Exhibit Description

99.1                          Press release dated September 7, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THERMOGENESIS CORP.,
                                    a Delaware Corporation


Dated:  September 7, 2006           /s/ Matthew Plavan
                                    ------------------
                                    Matthew Plavan,
                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press Release Dated September 7, 2006